Goodwill	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Goodwill

NOTE 11 — GOODWILL

Analysis of goodwill is as follows:

	December 31,
Variation of the period	2017	2016	2015
	(In millions of US$)
Balance at beginning of period	1,223.3	1,228.7	2,041.7
Additions	—	—	1.9
Impairment	—	—	(803.8)
Change in exchange rates	10.7	(5.4)	(11.1)

Balance at end of period	1,234.0	1,223.3	1,228.7

We recognized an impairment of US$804 million as of December 31, 2015 resulting from the annual impairment test, which we booked under the line “Other revenues (expenses) net” in our statement of operations (see note 21).

Impairment review

Group management undertakes at least an annual impairment test covering goodwill, intangible assets and indefinite lived assets allocated to the cash generating units to consider whether impairment is required.

The recoverable value retained by the Group corresponds to the value in use of the assets, cash generating units or group of cash generating units, defined as the discounted expected cash flows. In certain occasions, the recoverable value retained is the fair value less costs of disposal, in which case defined by reference to an active market.

Following the CGG reorganization in four reportable segments in the third quarter of 2015, the cash generating units have been redefined in a consistent way with the new reportable segments. The marine cash generating unit has been split in three: i/ marine exclusive cash generating unit, ii/ marine multi-client, merged into the multi-client cash generating unit, and iii/ marine non-operated resources cash generating unit. The marine exclusive CGU is reported under the Contractual Data Acquisition segment, the marine multi-client has been merged in multi-client CGU and is reported under GGR segment and the marine non-operated resources CGU is reported under the Non-Operated Resources segment. Please refer to note 19 for further detail.

As a consequence, there are now nine cash generating units. A cash generating unit is a homogeneous group of assets that generates cash inflows that are largely independent of the cash inflows from other groups of assets.

The following table provides the split of the total Group Goodwill per segment:

	December 31,
	2017	2016	2015
	(In millions of US$)
Contractual Data Acquisition	—	—	—
Non-Operated Resources	—	—	—
CGU Multi-client	284	284	284
CGUs in Subsurface Imaging and Reservoir	771	770	770
Group of CGUs GGR	—	—	—
GGR	1,055	1,054	1,054
Equipment	179	169	175

Total	1,234	1,223	1,229

The goodwill supported by the group of four CGUs of GGR has been allocated to the CGUs of this group in the third quarter of 2015. The allocation was performed using a relative value approach and was allocated as follows: US$273 to Multi-client CGU and US$317 to the CGUs of Subsurface Imaging and Reservoir.

Since 2013, the remaining goodwill in the Contractual Data Acquisition segment was located within Marine cash generating unit only. Since the impairment recorded in 2015, there was no more goodwill located within the Contractual Data Acquisition CGUs.

Key assumptions used in the determination of recoverable value

In determining the asset recoverability through value in use, management makes estimates, judgments and assumptions on uncertain matters. For each cash generating unit tested for goodwill impairment, the value in use is determined based on economic assumptions and forecasted operating conditions as follows:

•	expected cash flows estimated in the 2018 budget and 2019-2020 outlook as presented to the Board of Directors on March 8, 2018,

•	use of normative cash flows beyond Year 3, the discounted normative cash flows weigh more than 80% of the total value in use,

•	long-term growth rate at 2.0% for all the CGUs,

•	discount rates, unchanged compared to 2016, which we consider reflect the respective sector weighted average cost of capital (WACC):

—	10.0% for the Equipment segment (corresponding to a pre-tax rate of 13.0%);

—	9.5% for the cash generating units within the GGR segment (corresponding to a pre-tax rate from 12.0% up to 12.6%).

Our WACCs are calculated with the standard Capital Asset Pricing Model (CAPM) methodology. To comfort our calculations, we requested an external valuation firm to perform an independent assessment in 2016. They concluded the WACCs used by the Group in 2016 for each segment were consistent with the range they estimated. Pre-tax WACCs are calculated by iteration: the pre-tax WACC is the discount rate leading to the same net present value calculated with post-tax WACC with tax expenses excluded from cash flows projections.

In 2017

GGR:

Increasing oil and gas prices have significantly improved the profitability and cash flow within GGR’s customer base, which should lead to an improved market for GGR. However, most large clients are publicly stating that they will maintain tight spending discipline and will structure their companies to prosper at commodity prices lower than today’s prices. Nonetheless, GGR’s major customers are actively engaged in exploration in basins where they can access large reservoirs under reasonable commercial terms, a trend which we believe will continue. Particular areas meeting these criteria are the deepwater areas of Mexico and the pre-salt areas offshore Brazil, where GGR is particularly well positioned with advanced multi-client data sets. We believe GGR will also continue to see high demand for our products and services in Norway and we will see a resurgence of demand in the UK sector of the North Sea.

Many customers are focusing their exploration and production budgets on increasing production from current installations, and GGR benefits from services and imaging projects, given our leading ocean bottom nodes processing capability, as well as large multi-client projects over mature areas. Our clients also invest heavily in their land operations in the United States where our contributions are more modest, but GGR has established, and is continuing to invest in, a significant data library position in the popular onshore unconventional plays in the United States.

Our top line strategy for the GGR activities in 2018 continues to be:

•	Maintain our investment in new MCNV surveys, at an acceptable level of pre-funding;

•	Continue to invest in research and development and people to maintain our lead in high end imaging and advance our software offering;

•	Expand our reservoir and geological operations through increased multi-client / subscription product investment and the geographic expansion of certain technologies;

•	Gain more value from integrated offerings

The capital employed of the Multi-client cash generating unit amounts to US$1,096 million as of December 31, 2017, including US$284 million of goodwill.

The capital employed of the Subsurface Imaging and Reservoir cash generating units amounted to US$1,114 million as of December 31, 2017, including US$771 million of goodwill.

Equipment:

In 2018, we expect that Sercel’s revenue to improve compared to 2017 with a rebound of land activity worldwide in a more stabilized oil context than in 2017 and due to the need for new equipment after years of under investment. Sercel should also benefit from the sales of 508XT advanced technology compared to aging systems. Geographically pockets of new opportunities are emerging in India and Algeria, beyond our traditional markets (Russia, China and Middle East).

The marine market should moderately increase as no major order will be coming from CGG and Sercel’s clients are facing financing difficulties. Marine contractors continue to face a difficult market, restricting their ability to invest in new equipment. However their current fleets are aging and their excess of equipment generated by the stacking of vessels is shrinking.

In this market environment, and notably considering its important installed base, Sercel estimates that, for 2018, it should maintain its leading position in the seismic equipment market by capitalizing on growth opportunities resulting from the strength of its current product range, the application of new technologies in all of its products as well as from its diversified geographical presence.

The capital employed of the Equipment cash generating unit amounted to US$604 million as of December 31, 2017, including US$179 million of goodwill.

No impairment of goodwill recognized in 2017.

In 2016

The capital employed by the Multi-client cash generating unit amounted to US$1,165 million as of December 31, 2016, including US$284 million of goodwill.

The capital employed of the Sub Surface Imaging and Reservoir cash generating units amounted to US$1,147 million as of December 31, 2016 including US$770 million goodwill.

The capital employed by the Equipment cash generating unit amounted to US$617 million as of December 31, 2016 including US$169 million of goodwill.

No impairment of goodwill recognized in 2016.

In 2015

The Marine cash generating unit was strongly impacted by the deteriorated market conditions, which appeared to last far longer than expected before summer 2015. As a consequence of our fleet downsizing plan and the difficult market conditions, the impairment test of our Marine cash generating unit triggered a goodwill impairment for US$365 million as of December 31, 2015. Since 2015, there were no more goodwill located in the marine exclusive CGU (hence no more goodwill in the Contractual Data Acquisition segment) and marine non operated resources CGU (hence no goodwill in the Non-Operated Resources segment).

While the GGR segment remained more resilient than Contractual Data Acquisition in these market conditions, the integration of marine capacity within GGR coupled with the revision of our financial forecasts triggered an impairment of goodwill of US$439 million. Out of these US$439 million, US$436 million were related to Multi-client CGU and were mainly explained by the allocation of US$273 million of the GGR goodwill. Post impairment, the capital employed by the Multi-client cash generating unit amounted to US$1,344 million as of December 31, 2015 including US$284 million of goodwill. Post impairment, the capital employed of the Sub Surface Imaging and Reservoir cash generating units amounted to US$1,167 million as of December 31, 2015 including US$770 million goodwill.

Sensitivity to changes in assumptions

Changing the assumptions selected by Group management, in particular the discount rate and the normative cash flows (based on EBITDAS) could significantly affect the evaluation of the value in use of our cash generating units and, hence, the Group’s impairment test result. The profile of the business cycle could affect, to a lesser extent compared to the two previous assumptions, the evaluation of the value in use of our cash generating units. The cash flow generated during 2019 (chosen as middle of the three years sequence) is an important assumption.

The following changes to the assumptions used in the impairment test lead to the following:

	Goodwill	Excess of the expected future Discounted cash flows over the carrying value of assets including goodwill	Sensitivity on 2019 cash flows		Sensitivity on normative cash flows		Sensitivity on discount rate (after tax)
			Decrease by 10%	Increase by 10%	Decrease by 10%	Increase by 10%	Decrease by 0.25bps	Increase by 0.25bps
	(In millions of US$)
CGU Multi- client	284	181	(11)	+11	(112)	+112	+48	(45)
CGUs in Subsurface Imaging and Reservoir	771	549	(7)	+7	(137)	+137	+58	(55)
Equipment segment	179	437	(2)	+2	(96)	+96	+38	(36)

Total	1,234